EXHIBIT 10.2

EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT (the "Agreement"), is entered into this 1st day of August, 2000 by and between Cognigen Networks, Inc., a Colorado corporation (the "Company"), and David G. Lucas (the "Employee"). The Company hereby employs the Employee and the Employee hereby accepts employment with the Company on the terms and conditions hereinafter set forth.

     1. Term. Subject to the provisions for termination as hereinafter provided in Section 4 of this Agreement, the term of this Agreement shall commence effective on August 1, 2000 and shall terminate on July 31, 2002 [2 year term] (the "Term").

     2. Nature of Employment. The Company hereby employs the Employee as stated in Schedule A, Description of Duties and Compensation, to perform such duties as stated or as may be directed by the Chief Executive Officer of the Company. The Employee accepts such employment, and agrees to abide by the provisions of this Agreement and agrees to devote his full time and best efforts to his employment under this Agreement as is reasonably required. Notwithstanding the foregoing, the Employee may carry on outside activities so long as those activities neither conflict nor compete with the Employee's job responsibilities and corporate duties. The Employee shall at all times, faithfully, with due diligence and to the best of the Employee's ability, experience and talent, perform all the duties hereunder.

     3. Compensation, Vacations and Expenses

     a. Salary. The Company shall pay to the Employee an annual salary as stated in Schedule A, Description of Duties and Compensation, during the Term (the "Base Salary"). The Employee's Base Salary may be increased as determined by the Board of Directors of the Company through an amendment to this Agreement. The Base Salary shall be payable in 24 equal installments and shall have deducted therefrom all required withholdings and amounts requested in writing by the Employee

     b. Initial Bonus. To entice the Employee to remain an employee of the Company for a period of no less than two (2) years, the Company is willing to pay the Employee an initial bonus in the gross amount of $100,000.00 upon his completion of two (2) full years of employment with the Company. Nevertheless, as an accommodation to the Employee, the Company shall on August 1, 2000 pay the Employee an advance of the full amount of this initial bonus in the gross amount of $100,000.00, from which shall be deducted all required withholdings. During the term of the Employee's employment hereunder, this initial bonus shall be deemed earned on a pro rata basis in the gross amount of $4,167 per month.

     c. Other Bonuses. Any additional bonuses to the Employee will be set at the discretion of the board of directors of the Company. Nothing shall obligate the Company, in the future, to pay any additional bonus or bonuses to the Employee.

     d. Vacations and Fringe Benefits. The Employee shall be entitled to an annual vacation of three (3) weeks, during which time Employee's Base Salary shall be paid when due. The Employee shall further be entitled to participate in and receive the benefits provided under any employee benefit program which may be adopted and maintained by the Company and for which the Employee is eligible by virtue of Employee's employment hereunder, but only as and to the extent the Employee would otherwise be eligible as provided in any said program.

     4. Termination of Agreement.

     a. Termination by Employee. The Employee may terminate this Agreement with Cause (as defined in this Section 4.a.) immediately upon written notice of such termination to the Company. The Employee may also terminate this Agreement without Cause upon 120 days prior written notice to the Company. (In the event of change of control2 of the Company has transpired after the date of execution of this Agreement, in the alternative, Employee may terminate this Agreement without Cause upon 30 days prior written notice to the Company.) In such event, the Employee shall continue to render the services required under this Agreement and shall be paid on the regular payment dates the Base Salary set forth in
Section 3.a up to the date of termination. The Company shall have the option, in its complete discretion, to make the termination of the Employee's employment effective at any time prior to the end of the above notice period, provided the Company pays the Employee all compensation due and owing through the last day he actually worked and through the balance of the notice period (not to exceed 120 days). For purposes of this Section 4.a., the term "Cause" shall be defined as any willful or permanent breach by the Company of its obligations to the Employee as an employee of the Company, as provided in California Labor Code section 2925; provided, however, the Cause shall not be deemed to exist unless the Company fails to cure any such willful or permanent breach within five (5) days' written notice of such breach by the Employee.

-------------------------------

(2)The term "change of control" is defined as:Upon such occasion as an individual, group of individuals or an entity, other than the majority beneficial owner or owners at the time of execution of this Agreement, acquires beneficial ownership of twenty-five percent (25%) or more of the voting power of the Company's outstanding common stock and initiates a change in management and policy control.

     b. Termination by the Company. The Company may terminate this Agreement for Cause (as defined in this Section 4.b.) immediately upon written notice of such termination to the Employee and upon payment by the Company to the Employee of all Base Salary and any bonus accrued under this Agreement to the date of termination. For purposes of this Section 4.b., "Cause" shall be deemed to exist under the following circumstances: (a) the Employee materially fails or refuses to observe the provisions of this Agreement; (b) the Employee is not satisfactorily performing any of his duties required under this Agreement, as determined in the Company's reasonable discretion; (c) the Employee perpetrates an act of fraud or misappropriation, or embezzles funds; or (d) the Employee is convicted of, or pleads nolo contendere to, any crime punishable as a felony. Provided, however, that "Cause" shall not be deemed to exist under either item
(a) or (b) in the foregoing sentence unless the Employee is first given five (5) days' written notice by the Company of such failure, refusal, or performance deficiency, and if the Employee does not correct such failure, refusal, or performance deficiency to the satisfaction of the Company within five (5) days after the giving of such notice. In the event of a termination of the Employee's employment for Cause, the Company shall have no further obligation to the Employee other than to pay any and all Base Salary and any bonus then due the Employee. However, termination of the Employee's employment for Cause shall not terminate or extinguish the Employee's obligation or liability to pay to the Company or any of its affiliates any amount owed to them by the Employee (including, but not limited to, any amounts misappropriated, embezzled or otherwise obtained by the Employee by reason of any of the occurrences referred to in this Section 4.b.), and shall be without prejudice to any other rights or remedies of the Company or its affiliates at law or in equity.

     The Company may also terminate this Agreement immediately without Cause (as defined in this Section 4.b.). In such event, the Company shall continue to pay the Employee on the regular payment dates the Base Salary set forth in Section 3.a hereof and shall pay Employee any accrued bonuses as they become due. In the event the Company terminates this Agreement without Cause, the amount of Base Salary and accrued bonuses payable by the Company shall be reduced by the gross amount of any compensation that the Employee receives from any other source after the date of the Company's termination of this Agreement without cause. In no event shall the Company be required to pay the Employee any Base Salary, bonuses or other compensation after the end of the Term.

     c. Termination Upon Death of Employee. This Agreement shall automatically terminate in the event of the Employee's death. In such case, any accrued Base Salary and bonus shall inure to the estate of the Employee and the payment thereof shall be the only liability the Company shall have to the Employee's estate. In the event Employee dies during the initial Term or thereafter, there shall be no obligation to return all or any portion of the Initial Bonus.

     d. Initial Bonus. In the event the Employee terminates this Agreement without Cause (as defined in Section 4.a. above) or if the Company terminates this Agreement for Cause (as defined in Section 4.b. above), Employee shall be obligated to return to the Company the unearned portion of the Initial Bonus, equal to $4,167 for each full month then remaining until the end of the Term. The Employee shall be obligated to repay the Company in full for the unearned initial bonus paid hereunder, and hereby authorizes the Company to deduct the full amount of the initial bonus advanced by the Company from the Employee's final paycheck. In addition, the Employee agrees to sign immediately prior to the payment of the Employee's final payroll check from the Company the Unearned Initial Bonus Deduction Authorization (attached hereto as Exhibit A). Any and all remaining portions of the Initial Bonus that may be due the Company by the Employee shall be paid to the Company within thirty (30) days of the Employee's last day of employment with the Company. Employee shall have no obligation to return any portion of the Initial Bonus in the event the Company terminates this Agreement without Cause (as defined in Section 4.a. above) at any time during the Term.

     5. Employee Actions.

     a. Employee Shall Not Disclose Information. The Employee recognizes and acknowledges that the list of the customers, as it may exist from time to time, of the Company (which for purposes of this Section 5 includes the Company's subsidiaries and affiliates) and any other proprietary or confidential information, including, but not limited to financial information and information pertaining to the software, marketing and sales operations, product pricing, financing operations and potential acquisitions (hereinafter "Confidential Information"), used by the Company in its business are valuable and unique assets of the Company. The Employee further agrees and acknowledges that the Confidential Information derives actual or potential economic value from not being generally known to the public or to other persons who can obtain economic value from its disclosure and use. Except as permitted by the next sentence, the Employee will not during the Term or for a period of one (1) year after the termination of his employment with the Company, disclose any Confidential Information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever without the prior written consent or authorization of the board of directors of the Company. Notwithstanding the prohibitions contained in the foregoing sentence, the Employee shall be permitted to disclose such information during the term of his employment with the Company to other persons employed by the Company who have a need to know such information for a proper purpose related to the business of the Company. Upon termination of the Employee's employment by the Company, the Employee shall neither take nor retain any papers, customer lists, manuals, files or other documents or copies thereof belonging to the Company. To the extent any items of Confidential Information constitute trade secrets under California law, Employee's obligations of confidentiality and nondisclosure shall continue to survive after said one-year period to the greatest extent permitted by applicable law. These rights of the Company are in addition to those the Company has under the common law or applicable statutes for the protection of trade secrets.

     b. Non-Compete. The Employee hereby covenants and agrees that the Employee will not, without the prior written consent of the Company, directly or indirectly by assisting others, whether individually or through any entity controlled by the Employee, during the Term and for a period of one (1) year after the termination of the Employee's employment with the Company for any reason (the "Restrictive Period"), occupy a "Competitive Position" with any person, firm corporation or business engaged in the distribution of products and services using an Internet-based medium. A "Competitive Position" means a position wherein Employee performs or has responsibility for duties that are the same as or substantially similar to all or part of those duties actually performed by Employee while employed by the Company.

     c. Non-Solicitation of Company Employees or Agents. During the Employee's employment with the Company and for one (1) year thereafter, Employee shall not solicit, either directly or indirectly, or in any manner encourage employees or agents of the Company to leave the employ of the Company or no longer be agents of the Company.

     d. Non-Solicitation of Company Customers. During the Employee's employment with the Company and for one (1) year immediately following the termination of Employee's employment with the Company for any reason, Employee shall not, on Employee's own behalf or on behalf of any person, partnership, association, corporation or business organization, entity or enterprise (except the Company), solicit any customer of the Company or any representative of any such customer with a view to selling or providing any product, equipment or service competitive or potentially competitive with any product, equipment or service sold or provided by the Company during the one (1) year period immediately preceding termination of Employee's employment with the Company.

     e. Intellectual Property. The Employee shall disclose to the Company all ideas and business plans developed by the Employee during the term of the Employee's employment with the Company which relate to the business conducted by the Company. All patents, patent applications, patent licenses, formulas, inventions, improvements, designs, discoveries, processes, software, copyrights, know-how, proprietary information, rights, trademarks or trade names or future improvements thereto developed or conceived of by the Employee during any period of employment with the Company shall be promptly disclosed to, and all rights with respect thereto shall be assigned by the Employee to, the Company in consideration of the remuneration paid or payable to the Employee hereunder and shall be considered work made for hire for the Company within the meaning of Title 17 of the United States Code. The Employee acknowledges that "software" as used in this Section 5.e shall include without limitation all ideas, concepts, know-how, methods, techniques, structures, information and materials relating to the software including source code, object and load modules, requirements specifications, design specifications, design notes, flow charts, decoding sheets, annotations, documentation and the structures, organization, sequence, designs, formulas and algorithms which reside in the software and which are not generally known to the public or within the industries or trades in which the Company competes. The parties understand and agree that the provisions of this
Section 5.e. requiring assignment of inventions to the Company do not apply to any invention that qualifies fully under the provisions of California Labor Code section 2870 (attached hereto as Exhibit B). The Employee shall advise the Company promptly in writing of any inventions that Employee believes meet the criteria in California Labor Code section 2870.

     f. Remedies. The Employee acknowledges and agrees that Employee's obligations provided in this Section 5 are necessary and reasonable in order to protect the Company and its business and the Employee expressly agrees that monetary damages would be inadequate to compensate the Company for any breach by Employee of Employee's covenants and agreements set forth herein. Accordingly, Employee agrees and acknowledges that any such violation or threatened violation of this Section 5 will cause irreparable injury to the Company and that, in addition to any other remedies that may be available, in law, in equity or otherwise, the Company may be entitled to obtain injunctive relief against the prospective breach of this Section 5 or the continuation of any such breach by the Employee without the necessity of proving actual damages.

     g. Construction. In the event that any provision of this Section 5 should ever be deemed to exceed the time, geographic, or other limitations permitted by applicable law, then such provision shall be reformed to the maximum time, geographic, or other limitations permitted by applicable law. The provisions of this Section 5 shall be applicable for the period indicated and shall survive the termination of this Agreement.

     h. Relocation. Under no circumstances, throughout the Term, shall the Employee be required to relocate in order to maintain his position of employment with the Company. This covenant of the Company is a material element of the Employee's willingness to enter into this Agreement.

     6. General Matters.

     a. Governing Law. This Agreement shall be governed by the laws of the State of California and shall be construed in accordance therewith.

     b. No Waiver. No provision of this Agreement may be waived except by an Agreement in writing signed by the waiving party. A waiver of any term or provision shall not be construed as a waiver of any other term or provision.

     c. Amendment. This Agreement may only be amended or altered, in whole or in part, by a written instrument setting forth such changes, signed by all parties

     d. Binding Effect. This Agreement shall be binding upon the Employee, the Company and their successors and assigns.

     e. Construction. Throughout this Agreement the singular shall include the plural, the plural shall include the singular and the masculine shall include the feminine wherever the context so requires.

     f. Text to Control. The headings of Sections are included solely for convenience of reference. If any conflict between any heading and the text of this Agreement exists, the text shall control.

     g. Severability. If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid for any reason, such invalidity shall not affect the remaining provisions, which shall be fully severable, and the Agreement shall be construed and enforced as if such invalid provision had never been included. .

     h. Entire Agreement of the Parties. The parties agree that this document contains the entire agreement and understanding between them in relation to the subject matter hereof and no representations, warranties, covenants, understandings or agreements in relation thereto exist between the parties except as expressly set forth herein.

     i. Notices. Every notice or other communication to be given by either party to the other party with respect to this Agreement shall be in writing and shall not be effective for any purpose unless the same shall be served personally or by national air courier service or United States certified mail, return receipt requested, postage prepaid, addressed, if to the Company at 7001 Seaview Avenue, NW, Suite 210, Seattle, Washington 98117, Attention, Chief Executive Officer and President, and if to the Employee at 3220 South Higuera Street, suite 304, San Luis Obispo, California 93401 or, such other address or addresses as the Company or the Employee may from time to time designate by written notice given as above provided. Every notice or other communication hereunder shall be deemed to have been given as of the third business day following the date of such mailing (or as of any earlier date evidenced by a receipt from such national air courier service or the United States Postal Service) or immediately if personally delivered. Notices not sent in accordance with the foregoing shall be of no force and effect until received by the foregoing parties as such addresses specified herein.

     j.  Duplicate  Originals.   This  Agreement  may  be  executed  in  several
counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument. .

     k. Arbitration of Any Dispute. During and after the term of this Agreement, any dispute, controversy or claim arising out of or relating to this Agreement, or the breach thereof, or the employment relationship between the Company and the Employee ("Arbitrable Claims") shall be settled by binding arbitration in San Luis Obispo, California, according to the Federal Arbitration Act, 9 U.S.C. ss. 1, et seq., inasmuch as this Agreement concerns transactions involving interstate commerce. The arbitration shall be held in San Luis Obispo, California, unless otherwise agreed by the parties. Arbitrable Claims shall include, but are not limited to, contract (express or implied) and tort claims of all kinds, as well as all claims based on any federal, state, or local law, statute, or regulation, excepting only claims under applicable workers' compensation law and unemployment insurance claims. THE PARTIES HEREBY WAIVE ANY RIGHTS THEY MAY HAVE TO TRIAL BY JURY IN REGARD TO ARBITRABLE CLAIMS. The arbitrator(s) shall be selected as follows: The parties shall jointly select one impartial arbitrator in the event the dispute is less than $50,000. In the event the parties cannot agree on one arbitrator within ten days, or the dispute is $50,000 or greater, then each party shall select an impartial arbitrator within the following twenty days, and those two selected arbitrators shall select the third arbitrator who will comprise a three-person panel for arbitration. All arbitration matters shall be held and decided in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association ("AAA"), but without the administration or supervision of AAA. In any arbitration, the burden of proof shall be allocated as provided in applicable law, and the arbitrator shall have the authority to award or grant legal, equitable, and declaratory relief only to the same extent as if the case were brought in a civil court. Confirmation and enforcement of the decision and award rendered by the arbitrator or panel of arbitrators shall be binding and may be entered in any court having jurisdiction thereof for confirmation and enforcement. Notwithstanding the foregoing, either party may obtain provisional remedies to prevent a threatened breach or continued breach of, as permitted by California Code of Civil Procedure section 1281.8. Each of the parties hereby submits to the jurisdiction of the state and federal courts in San Luis Obispo, California, for these purposes.

     l. Attorneys' Fees. In the event that the Company or the Employee retains an attorney or attorneys to enforce performance of this Agreement by the other party or to obtain damages or other relief because of violation of the terms of this Agreement by the other party, then all reasonable attorneys' fees and costs of arbitration or litigation are to be borne and paid by the party determined to have failed to perform this Agreement or to be liable for damages or against which other relief is granted.

     m. Survivorship. The respective rights and obligations of the parties hereunder shall survive any termination of the Employee's employment to the extent necessary to the intended preservation of such rights and obligations.

     n. Remedies Cumulative; No Waiver. No remedy conferred upon a party by this Agreement is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by a party in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof and any such right, remedy or power may be exercised by such party from time to time and as often as may be deemed expedient or necessary by such party in such party's sole discretion.

     o. Acknowledgement. Employee acknowledges that he has been represented by and has consulted with independent legal counsel of his own choosing in regard to this Agreement, that he has read and understands this Agreement, that he is fully aware of its legal effect, and that he has entered into it freely and voluntarily and based on his own judgment and not on any representations or promises other than those contained in this Agreement.

     The parties have executed this Agreement to be effective as of the date first above written.

                         SILVERTHORNE PRODUCTION COMPANY

                         By:/s/Darrell H. Hughes
                            ------------------------------------------
                            Darrell H. Hughes, Chief Executive Officer
                             and President

Attest:

/s/David L. Jackson
---------------------------
David L. Jackson, Secretary

                                   EMPLOYEE:
                                   /s/David G. Lucas               8/1/00
                                   ----------------------------------------
                                   David G. Lucas                      Date

SCHEDULE A
----------

DESCRIPTION OF DUTIES AND COMPENSATION

EMPLOYEE:                  David G. Lucas

POSITION WITH COMPANY:     Treasurer and
                           Chief Financial Officer

COMPENSATION:

         Salary: Ninety Thousand Dollars ($90,000.00) per year, payable twice monthly in equal installments.

BENEFITS:

         Insurance:        health insurance plan made available
                                                                --------



         401(k) Plan:      to be determined, if any


                         SILVERTHORNE PRODUCTION COMPANY

                         By:/s/Darrell H. Hughes
                            ------------------------------------------
                            Darrell H. Hughes, Chief Executive Officer
                             and President
Attest:

/s/David L. Jackson
---------------------------
David L. Jackson, Secretary

                                         EMPLOYEE:


                                         ---------------------------------------
                                         David G. Lucas                     Date

Exhibit A
---------

UNEARNED INITIAL BONUS
DEDUCTION AUTHORIZATION

         I hereby give my express written authorization for Cognigen Networks, Inc., ("CNI") to withhold and deduct from my final payroll check for the period ending __________________ the amount of $ _________________________, pursuant to
California Labor Code section 224. Such withholding and deduction are made as repayment for the advance that I received from CNI for an initial bonus that I have not yet earned.

         I acknowledge and agree that this deduction authorization does not constitute a rebate or deduction from the standard wage arrived at by collective bargaining or pursuant to a wage agreement or statute.

I am giving this deduction authorization willingly and voluntarily, and not under any threat or coercion by CNI or anyone else.

Acknowledged and accepted:

EMPLOYEE


         -----------------------------------------
         David G. Lucas                       Date

Exhibit B
---------

CALIFORNIA LABOR CODE SECTION 2870
INVENTION ON OWN TIME - EXEMPTION FROM AGREEMENT

     "(a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

     (1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer; or

     (2) Result from any work performed by the employee for the employer.

     (b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable."